BANTA CORPORATION
1991 STOCK OPTION PLAN

(As amended through April 26, 2005)

        1.    Purpose. The purpose of the Banta Corporation 1991 Stock Option Plan (the “Plan”) is to promote the best interests of Banta Corporation (the “Company”) and its shareholders by providing key employees of the Company and its subsidiaries and members of the Company’s Board of Directors who are not employees of the Company or its subsidiaries with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company’s continued growth and financial success. In addition, by encouraging stock ownership by non-employee directors, the Company seeks both to attract and retain on its Board of Directors (the “Board”) persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

        It is intended that certain of the options issued pursuant to the Plan will constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code and successor provisions thereto (“Incentive Stock Options”) and the remainder of the options issued under the Plan will constitute nonstatutory stock options.

        2.    Administration. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board. The Committee shall consist of not less than two members of the Board who are “disinterested persons” as defined in Section 13 hereof. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by at least a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a unanimous vote at a meeting duly called and held.

        In accordance with the provisions of the Plan, the Committee shall select the key employees to whom options shall be granted; shall determine the number of shares to be embraced in each option, the time at which the option is to be granted, the type of option, the option period, the option price and the manner in which options become exercisable; and shall establish such other provisions of the option agreements as the Committee may deem necessary or desirable. Grants of options to non-employee directors, all of which options shall be nonstatutory stock options, shall be automatic and the amount and the terms of such awards shall be determined in accordance with Section 5 hereof.

        The Committee may adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interests of the Company. The interpretation of any provision of the Plan by the Committee and any determination on the matters referred to in this Section 2 shall be final.

        3.    Shares Subject to the Plan. The shares to be subject to options under the Plan shall be shares of the Company’s Common Stock, $.10 par value (“Stock”). The total number of shares of Stock which may be purchased pursuant to options granted under the Plan shall not exceed an aggregate of 800,000 shares, subject to adjustment as provided in Section 8 hereof. In the event that an option granted under the Plan expires, is cancelled or terminates unexercised as to any shares of Stock covered thereby, such shares shall thereafter be available for the granting of additional options under the Plan.

        4.    Grants to Key Employees.

(a) Eligibility. Any key employee (“Employee”) of the Company or its present and future subsidiaries, as defined in Section 424(f) of the Internal Revenue Code (“Subsidiaries”), including any such Employee who is also an officer or director of the Company, whose judgment, initiative and efforts contribute materially to the successful performance of the Company shall be eligible to receive options under the Plan.

(b) Option Price. The option price per share of Stock shall be fixed by the Committee, but shall not be less than 100% of the fair market value of a share of Stock on the date the option is granted. Unless otherwise determined by the Committee, the “fair market value” of a share of Stock on the date of grant shall be the last sale price for shares of Stock in the NASDAQ National Market System on the trading date next preceding the date on which the option is granted, as reported in The Wall Street Journal (Midwest Edition); provided, however, that if the principal market for the Stock is then a national securities exchange, the “fair market value” shall be the closing price for shares of Stock on the principal securities exchange on which the Stock is traded on the trading date next preceding the date of grant, or, in either case above, if no trading occurred on the trading date next preceding the date of grant, then the option price per share shall be determined with reference to the next preceding date on which the Stock is traded.

(c) Grant of Options. Subject to the terms and conditions of the Plan, the Committee may, from time to time, grant to Employees options to purchase such number of shares of Stock and on such terms and conditions as the Committee may determine; provided, however, that any option granted to an Employee who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, on the date of the grant shall not become exercisable (except as otherwise contemplated by Section 4(g) hereof or as otherwise specifically set forth in the option agreement) until at least six months elapse from the date of grant. More than one option may be granted to the same Employee. The date on which an option is granted shall be the date the Committee approves the granting of the option or, if the Committee so specifies, such later date as the Committee may determine. Options granted to Employees may be either Incentive Stock Options or nonstatutory stock options as determined by the Committee.

Without in any way limiting the authority of the Committee to make grants of options to Employees hereunder, and in order to induce Employees to retain ownership of shares of Stock, the Committee shall have the authority (but not an obligation) to include within any option agreement a provision entitling an Employee to a further option (a “Re-load Option”) in the event the Employee exercises an option under the Plan, in whole or in part, by surrendering previously acquired shares of Stock (as defined below). Any such Re-load Option shall be for a number of shares equal to the number of shares surrendered, shall only become exercisable on the terms specified by the Committee in the event the shares acquired upon such exercise are held for a minimum period of time as prescribed by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

(d) Option Period. The Committee shall determine the expiration date of each option, but such expiration date shall be not later than five years after the date such option is granted.

(e) Maximum Per Participant. The aggregate fair market value (determined as of the date the option is granted) of the Stock with respect to which any Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan or any other plan of the Company or any parent corporation or Subsidiary shall not exceed $100,000.

(f) Exercise of Options. An option may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, in full at any time or in part from time to time by delivery to the Secretary of the Company at the Company’s principal office in Menasha, Wisconsin, of a written notice of exercise specifying the number of shares with respect to which the option is being exercised. Any notice of exercise shall be accompanied by full payment of the option price of the shares being purchased (i) in cash or its equivalent; (ii) with the consent of the Committee (as set forth in the option agreement or otherwise), by tendering previously acquired shares of Stock (valued at their fair market value as of the date of exercise, as determined by the Committee consistent with the method of valuation set forth in Section 4(b) above); or (iii) with the consent of the Committee (as set forth in the option agreement or otherwise), by any combination of the means of payment set forth in subparagraphs (i) and (ii). For purposes of this Section 4, the term “previously acquired shares of Stock” shall only include Stock owned by the Employee prior to the exercise of the option for which payment is being made and shall not include shares of Stock which are being acquired pursuant to the exercise of said option. No shares shall be issued until full payment therefor has been made.

(g) Termination of Options. Except as hereinafter provided, an option granted under the Plan to an Employee may be exercised only while the recipient is an employee of the Company or its Subsidiaries and only if he has been continuously so employed since the date the option was granted. Subject to the terms of any option agreement, in the event an Employee ceases to be employed by the Company or a Subsidiary by reason of death, disability or retirement after reaching the age of 65, the option, to the extent not theretofore exercised, may be exercised in full as follows: (i) by the beneficiary or beneficiaries, if any, designated by the Employee in accordance with the Plan, or if no such beneficiary or beneficiaries have been so designated by the Employee, by the legal representative of the Employee, at any time within six months after the date of termination of employment due to death; or (ii) by the Employee or his legal representative or guardian at any time within three months after termination of the Employee’s employment by reason of retirement after reaching the age of 65 or disability, but in either case no later than five years after the date of grant. Subject to the terms of any option agreement, in the event the Employee is discharged or leaves the employ of the Company and its Subsidiaries for any reason other than death, disability or retirement after reaching the age of 65, the option, to the extent not theretofore exercised and then exercisable in accordance with its terms, may be exercised by the Employee or his legal representative or guardian at any time within three months after the date of termination of employment, but in no event later than five years after the date of grant.

        5.    Grants to Non-Employee Directors.

(a) Eligibility. Each member of the Board who is not an employee of the Company or any of its Subsidiaries or any parent corporation of the Company (a “Non-Employee Director”) shall be eligible to be granted nonstatutory stock options under the Plan. A Non-Employee Director may hold more than one option, but only on the terms and subject to any restrictions set forth in this Section 5.

(b) Option Price. The option price per share of Stock shall be equal to 100% of the fair market value of such shares on the date the option is granted. The “fair market value” of a share of Stock shall be determined with reference to the reported market price of the Stock in the manner set forth in Section 4(b) hereof.

(c) Grant of Options. Each person then serving as a Non-Employee Director shall automatically be granted an option to purchase 3,000 shares of Stock on the date following the date on which shareholders of the Company approve the Plan. Any person who is first elected as a Non-Employee Director after the date of approval of the Plan by shareholders and prior to the date of the 1995 annual meeting of shareholders shall automatically on the date of such election be granted an option to purchase 3,000 shares of Stock.

(d) Exercisability and Termination of Options. Options granted to Non-Employee Directors shall become exercisable six months following the date of grant; provided, however, that if a Non-Employee Director ceases to be a director of the Company by reason of death, disability or retirement within six months after the date of grant, the option shall become immediately exercisable in full. Options granted to Non-Employee Directors shall terminate on the earlier of:

(i) five years after the date of grant;

(ii) six months after the Non-Employee Director ceases to be a director of the Company by reason of death; or

(iii) three months after the Non-Employee Director ceases to be a director of the Company for any reason other than death.

(e) Exercise of Options. An option may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, in full at any time or in part from time to time by delivery to the Secretary of the Company at the Company’s principal office in Menasha, Wisconsin, of a written notice of exercise specifying the number of shares with respect to which the option is being exercised. Any notice of exercise shall be accompanied by full payment of the option price of the shares being purchased (i) in cash or its equivalent; (ii) by tendering previously acquired shares of Stock (valued at their fair market value as of the date of exercise, as determined with reference to the reported market price in the manner set forth in Section 4(b) above); or (iii) by any combination of the means of payment set forth in subparagraphs (i) and (ii). For purposes of subparagraphs (ii) and (iii) above, the term “previously acquired shares of Stock” shall only include Stock owned by the Non-Employee Director prior to the exercise of the option for which payment is being made and shall not include shares of Stock which are being acquired pursuant to the exercise of said option. No shares shall be issued until full payment therefor has been made.

        6.    Nontransferability of Options. No option shall be transferable by an optionee other than by will or the laws of descent and distribution; provided, however, that an Employee at the discretion of the Committee may, and a non-employee director shall, be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any option upon the death of the Employee or the non-employee director, as the case may be. Options under the Plan may be exercised during the life of the optionee only by the optionee or his guardian or legal representative.

        7.    Powers of the Company Not Affected. The existence of the Plan or any options granted under the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Stock or the rights thereof, or any dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

        8.    Capital Adjustments Affecting Stock. In the event of a capital adjustment resulting from a stock dividend (other than a stock dividend in lieu of an ordinary cash dividend), stock split, reorganization, spin-off, split-up or distribution of assets to shareholders, recapitalization, merger, consolidation, combination or exchange of shares or the like, the number of shares of Stock subject to the Plan and the number of shares under option in outstanding option agreements shall be adjusted in a manner consistent with such capital adjustment; provided, however, that no such adjustment shall require the Company to sell any fractional shares and the adjustment shall be limited accordingly. The price of any shares under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option. The determination of the Committee as to any adjustment shall be final.

        9.    Corporate Mergers and Other Consolidations. The Committee may also grant options having terms and provisions which vary from those specified in the Plan provided that any options granted pursuant to this Section 9 are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition or other combination or reorganization to which the Company is a party.

        10.     Option Agreements. All options granted under the Plan shall be evidenced by written agreements (which need not be identical) in such form as the Committee shall determine. Each option agreement shall specify whether the option granted thereunder is intended to constitute an Incentive Stock Option or a nonstatutory stock option.

        11.    Rights as a Shareholder; Rights as an Employee or a Director. No optionee (or beneficiary or beneficiaries designated by an optionee in accordance with the Plan) shall have any rights as a shareholder with respect to shares covered by an option until the date of issuance of stock certificates to him or her and only after such shares are fully paid. Neither the Plan nor any option granted hereunder shall confer upon any optionee the right to continue as an employee or as a director of the Company.

        12.    Transfer Restrictions. Shares of Stock purchased under the Plan and held by any person who is an officer or director of the Company, or who directly or indirectly controls the Company, may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or except in a transaction which, in the opinion of counsel for the Company, is exempt from registration under said Act. The Committee may waive the foregoing restrictions in whole or in part in any particular case or cases or may terminate such restrictions whenever the Committee determines that such restrictions afford no substantial benefit to the Company.

        13.    Disinterested Person. A “disinterested person” for purposes of the Plan shall mean (except as otherwise provided in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) a director who is not, during the one year period prior to service as an administrator of the Plan, granted or awarded equity securities pursuant to the Plan (except for any automatic grants to Non-Employee Directors pursuant to Section 5 hereof) or any other plan of the Company or any of its affiliates.

        14.    Amendment of Plan. The Board shall have the right to amend the Plan at any time and for any reason; provided, however, that the provisions of Section 5 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder; and provided further that shareholder approval of any amendment to the Plan shall also be obtained; (a) if otherwise required by (i) the rules and/or regulations promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (in order for the Plan to remain qualified under Rule 16b-3 or any successor provisions under such Act), (ii) the Internal Revenue Code of 1986, as amended, or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan) or (iii) the quotation or listing requirements of NASDAQ or any principal securities exchange or market on which the Stock is then traded (in order to maintain the Stock’s quotation or listing thereon); (b) if such amendment materially modifies the eligibility requirements as provided in Sections 4(a) and 5(a) hereof; (c) if such amendment increases the total number of shares of Stock, except as provided in Section 8 hereof, which may be purchased pursuant to the exercise of options granted under the Plan; or (d) if such amendment reduces the minimum option price per share at which options may be granted as provided in Sections 4(b) and 5(b) hereof. Any amendment of the Plan shall not, without the consent of the optionee, alter or impair any of the rights or obligations under any option previously granted to the optionee.

        15.    Termination of Plan. The Board shall have the right to suspend or terminate the Plan at any time; provided, however, that no Incentive Stock Options may be granted after the tenth anniversary of the effective date of the Plan. Termination of the Plan shall not affect the rights of optionees under options previously granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

        16.    Effective Date. The Plan shall become effective on the date of adoption by the Board, subject to the approval of the Plan by the shareholders of the Company within twelve months of the date of adoption by the Board. All options granted prior to shareholder approval of the Plan shall be subject to such approval and shall not be exercisable until after such approval.

        17.    Tax Withholding. The Company may deduct and withhold from any cash otherwise payable to the optionee (whether payable as salary, bonus or other compensation) such amount as may be required for the purpose of satisfying the Company’s obligation to withhold Federal, state or local taxes. Further, in the event the amount so withheld is insufficient for such purpose, the Company may require that the optionee pay to the Company upon its demand or otherwise make arrangements satisfactory to the Company for payment of such amount as may be requested by the Company in order to satisfy its obligations to withhold any such taxes.

        With the consent of the Committee, an Employee may be permitted to satisfy the Company’s withholding tax requirements by electing to have the Company withhold shares of Stock otherwise issuable to the Employee or to deliver to the Company shares of Stock having a fair market value on the date income is recognized pursuant to the exercise of an option equal to the amount required to be withheld. The election shall be made in writing and shall be made according to such rules and in such form as the Committee may determine.